UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNL STRATEGIC CAPITAL, LLC

(Exact name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

We have created an SMS Message to be sent to shareholders that encourages shareholders to vote on the proposals outlined in the proxy materials. Below is the message template.

Hi this is Broadridge Proxy Services Center regarding your investment in CNL Strategic Capital. The shareholder meeting has been adjourned to April 30, 2026. Our records show we have not yet received your vote. Please review the proposals and vote your shares today to avoid additional mailings and calls.

Vote now: [VOTE LINK]

Questions? Call 866-851-0720

Reply STOP to opt out of text messages.

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